UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2013

AmerisourceBergen Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or Other	Commission File Number	(I.R.S. Employer
Jurisdiction of		Identification
Incorporation or		Number)
Organization)

1300 Morris Drive
Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 727-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

In March 2013, AmerisourceBergen Corporation (the “Registrant”) committed to a plan to divest AmerisourceBergen Canada Corporation (“ABCC”) due to the challenging economic environment for Canadian pharmaceutical product distribution.  As a result of the planned sale of ABCC, the Registrant classified ABCC’s assets and liabilities as held for sale and classified ABCC’s operating results, net of tax, as discontinued operations for all periods presented in its Quarterly Report on Form 10-Q for the period ended March 31, 2013.  The Registrant completed the divestiture of ABCC on May 31, 2013.

The Registrant is filing this Current Report on Form 8-K to retrospectively revise the historical financial information included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2012 (“2012 Form 10-K”) to reflect ABCC’s assets and liabilities as held for sale and ABCC’s operating results, net of tax, as discontinued operations for all periods presented in its 2012 Form 10-K.  Exhibit 99.1 of this Current Report on Form 8-K, which is incorporated herein by reference, updates Item 6 (Selected Financial Data), Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations), Item 8 (Financial Statements and Supplementary Data), and Item 15 (Exhibits and Financial Statement Schedules; (a)(1) Index to Financial Statements and (a)(2) Financial Statement Schedules) of the 2012 Form 10-K solely to the extent necessary to reflect the retrospective application of ABCC’s operating results, net of tax, as discontinued operations.

Except as specifically provided herein, the information contained in this Current Report has not been updated for any development or event occurring after November 27, 2012, the date on which the Registrant filed the 2012 Form 10-K with the Securities and Exchange Commission (“SEC”).  You should therefore read this document together with the Registrant’s SEC filings made after that date.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 Exhibits.

23                                 Consent of Ernst & Young LLP.

99.1                       Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data (including the report of the independent registered public accounting firm), Index to Financial Statements, and Financial Statement Schedules, which update Part II, Items 6, 7, 8 and Part IV, Items 15(a) (1) and 15(a)(2) of the 2012 Form 10-K filed by the Registrant on November 27, 2012.

99.2                       Rule 13a-14(a)/15d-14(a) Certification of Chief Executive Officer.

99.3                       Rule 13a-14(a)/15d-14(a) Certification of Chief Financial Officer.

99.4                       Section 1350 Certifications of the Chief Executive Officer and Chief Financial Officer.

101                          Financial statements from the Annual Report on Form 10-K of AmerisourceBergen Corporation for the fiscal year ended September 30, 2012, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Changes in Stockholders’ Equity, (iv) the Consolidated Statements of Cash Flows, and (v) the Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: July 16, 2013	By:	/s/ Tim G. Guttman
	Name:	Tim G. Guttman
	Title:	Senior Vice President and Chief Financial Officer